SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2004

Date of Report

(Date of earliest event reported)

RITA Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30959	94-3199149
(Commission File Number)	(I.R.S. Employer Identification No.)

967 N. Shoreline Blvd.

Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 314-3400

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition.

On February 11, 2004, RITA Medical Systems, Inc., a Delaware corporation (“RITA”), held a conference call during which it discussed information regarding its results of operations or financial condition for the fourth quarter of 2003 and for the full year of 2003. A copy of the slides presented by RITA during the conference call containing such information is attached as Exhibit 99.1 hereto and incorporated by reference herein. Not all of the slides presented by RITA during the conference call are attached.

A replay of the conference call is available by webcast and can be accessed at http://www.ritamedical.com (Investor Relations / Overview) through February 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA Medical Systems, Inc.

Date: February 13, 2004	By:	/s/ Donald Stewart
Donald Stewart, Chief Financial Officer and Vice President Finance and Administration

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Certain Slides of RITA Medical Systems, Inc. dated February 11, 2004.